SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SunAmerica Series, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE REGARDING YOUR INVESTMENT

FOCUSED DIVIDEND STRATEGY PORTFOLIO

Dear Shareholder:

We recently mailed you proxy material regarding the Special Meeting of Shareholders of the Focused Dividend Strategy Portfolio (the “Portfolio”) that was reconvened on Friday, October 11, 2013 at the offices of SunAmerica Asset Management Corp. (“SunAmerica”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. This shareholder meeting has been adjourned to October 28, 2013 to allow shareholders additional time to vote.

THE PORTFOLIO’S RECORDS INDICATE THAT YOU HELD SHARES IN THE PORTFOLIO ON THE RECORD DATE AND HAVE NOT YET VOTED. IT IS IMPORTANT THAT YOU VOTE. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SHAREHOLDER MEETING.

FOR THE REASONS SET FORTH IN THE PROXY MATERIALS PREVIOUSLY SENT TO YOU, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

VOTING IS EASY AND WILL ONLY TAKE A FEW MOMENTS OF YOUR TIME.

Please take a moment now to cast your vote using one of the options listed below:

REPRESENTATIVE	To speak with a live representative to execute your vote, please call toll-free 866.721.1619. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.
INTERNET	Log on to www.proxyonline.com. Make sure to have the enclosed proxy card available when you plan to vote your shares. You will need the control number found on your proxy card at the time you execute your vote.
TOUCHTONE PHONE	Dial the toll-free number located on the enclosed proxy card. Please have this proxy card available at the time of the call.
MAIL	Sign, date, and complete the reverse side of the enclosed proxy card and return it in the postage paid envelope provided.

Thank you for your participation.	REG

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

FOCUSED DIVIDEND STRATEGY PORTFOLIO

Dear Shareholder:

We recently mailed you proxy material regarding the Special Meeting of Shareholders of the Focused Dividend Strategy Portfolio (the “Portfolio”) that was reconvened on Friday, October 11, 2013 at the offices of SunAmerica Asset Management Corp. (“SunAmerica”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. This shareholder meeting has been adjourned to October 28, 2013 to allow shareholders additional time to vote.

THE PORTFOLIO’S RECORDS INDICATE THAT YOU HELD SHARES IN THE PORTFOLIO ON THE RECORD DATE AND HAVE NOT YET VOTED. IT IS IMPORTANT THAT YOU VOTE. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SHAREHOLDER MEETING.

FOR THE REASONS SET FORTH IN THE PROXY MATERIALS PREVIOUSLY SENT TO YOU, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

VOTING IS EASY AND WILL ONLY TAKE A FEW MOMENTS OF YOUR TIME.

Please take a moment now to cast your vote using one of the options listed below:

REPRESENTATIVE	To speak with a live representative to execute your vote, please call toll-free 866.721.1619. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.
INTERNET	Log on to www.proxyvote.com. Make sure to the enclosed proxy card available when you plan to vote your shares. You will need the control number found on your proxy card at the time you execute your vote.
TOUCHTONE PHONE	Dial the toll-free number located on the enclosed proxy card. Please have the enclosed proxy card available at the time of the call.
MAIL	Sign, date, and complete the reverse side of the enclosed proxy card and return it in the postage paid envelope provided.

Thank you for your participation.	NOBO

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

FOCUSED DIVIDEND STRATEGY PORTFOLIO

Dear Shareholder:

We recently mailed you proxy material regarding the Special Meeting of Shareholders of the Focused Dividend Strategy Portfolio (the “Portfolio”) that was reconvened on Friday, October 11, 2013 at the offices of SunAmerica Asset Management Corp. (“SunAmerica”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. This shareholder meeting has been adjourned to October 28, 2013 to allow shareholders additional time to vote.

THE PORTFOLIO’S RECORDS INDICATE THAT YOU HELD SHARES IN THE PORTFOLIO ON THE RECORD DATE AND HAVE NOT YET VOTED. IT IS IMPORTANT THAT YOU VOTE. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SHAREHOLDER MEETING.

FOR THE REASONS SET FORTH IN THE PROXY MATERIALS PREVIOUSLY SENT TO YOU, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

VOTING IS EASY AND WILL ONLY TAKE A FEW MOMENTS OF YOUR TIME.

Please take a moment now to cast your vote using one of the options listed below:

INTERNET	Log on to www.proxyvote.com. Make sure to have the enclosed proxy card available when you plan to vote your shares. You will need the control number found on your proxy card at the time you execute your vote.
TOUCHTONE PHONE	Dial the toll-free number located on the enclosed proxy card. Please have the enclosed proxy card available at the time of the call.
MAIL	Sign, date, and complete the reverse side of the enclosed proxy card and return it in the postage paid envelope provided.

Thank you for your participation.	OBO